Exhibit 99.1

200 Crossing Boulevard, Bridgewater, NJ  08807

Press Release:

SYNCHRONOSS TECHNOLOGIES, INC. ANNOUNCES

THIRD QUARTER 2014 FINANCIAL RESULTS

•	Non-GAAP total revenue of $125.5 million increases 39% year-over-year
•	Cloud Services non-GAAP revenue of $57.9 million increases 115% year-over-year
•	Non-GAAP operating income of $31.8 million or a 25% operating margin driving EPS of $0.46

BRIDGEWATER, NJ – October 28, 2014  – Synchronoss Technologies, Inc. (NASDAQ: SNCR), the mobile innovation leader that provides cloud solutions and software-based activation for connected devices across the globe, today announced financial results for the third quarter of 2014.

“Synchronoss’ strong third quarter financial results exceeded our expectations from a revenue and profitability perspective and were highlighted by 115% year-over-year Cloud Services revenue growth,” said Stephen G. Waldis, Founder and Chief Executive Officer of Synchronoss. “Mobile operators are increasingly embracing cloud services as a core component of their communications offerings and a way to deliver significant value to their subscribers.  We see exciting opportunities to enable our customers to provide a compelling cloud experience across an expanding array of devices.”

Waldis added, “Activation Services also posted solid results that benefitted from positive transaction trends in both the wireless and cable markets.  The proliferation of new connected device categories represents additional avenues for growth in Activation Services.”

On a GAAP basis, Synchronoss reported net revenues of $125.2 million, representing an increase of 40% compared to the third quarter of 2013.  Gross profit was $74.7 million and income from operations was $15.6 million in the quarter.  Net income applicable to common stock was $9.3 million, leading to diluted earnings per share of $0.22, compared to $0.09 for the third quarter of 2013.

On a non-GAAP basis, Synchronoss reported net revenues for the third quarter, adjusted for the effect of certain acquisitions, of $125.5 million, an increase of 39% compared to the third quarter of 2013. Gross profit for the quarter was $76.6 million, representing a gross margin of 61%.  Income from operations was $31.8 million in the quarter, representing a year-over-year increase of 52% and an operating margin of 25%.  Net income was $20.0 million in the quarter, up from $13.5 million in the year ago period.  Diluted earnings per share were $0.46 for the quarter, an increase of 35% compared to $0.34 for the third quarter of 2013.

A reconciliation of GAAP to non-GAAP results has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below under the heading "Non-GAAP Financial Measures."

“We are pleased with our third quarter results from both a financial and operational perspective, as we continue to generate both meaningful growth and sustained profitability” said Karen L. Rosenberger, Chief Financial Officer and Treasurer. “Our recent convertible debt offering provides us increased financial strength to more fully capitalize on the growth opportunities we are targeting.”

Other Third Quarter and Recent Business Highlights:

•	Cloud Services non-GAAP revenue was $57.9 million, representing approximately 46% of total revenue.

•	Activation Services non-GAAP revenue was $67.6 million, representing approximately 54% of total revenue.

•

Completed an offering of $230.0 million aggregate principal amount of 0.75% Convertible Senior Notes due 2019 in an underwritten public offering. The offering provides the company with additional resources to fund and execute on its growth strategy.

•

Time Warner Cable has selected Synchronoss’ Integrated Life Platform to streamline the sales and installation processes and ensure order accuracy for its IntelligentHome security and home management solution.

Conference Call Details

In conjunction with this announcement, Synchronoss will host a conference call today, October 28, 2014, at 8:30 a.m. (ET) to discuss the company's financial results.  To access this call, dial 877-474-9501 (domestic) or 857-244-7554 (international). The pass code for the call is 80335446. Additionally, a live web cast of the conference call will be available on the “Investor Relations” page on the company’s web site www.synchronoss.com.

Following the conference call, a replay will be available for a limited time at 888-286-8010 (domestic) or 617-801-6888 (international).  The replay pass code is 85736565.  An archived web cast of this conference call will also be available on the “Investor Relations” page of the company’s web site, www.synchronoss.com.

Non-GAAP Financial Measures

Synchronoss has provided in this release selected financial information that has not been prepared in accordance with GAAP. This information includes historical non-GAAP revenues, gross profit, operating income, net income, effective tax rate, earnings per share and cash flows from operating activities. Synchronoss uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating Synchronoss’ ongoing operational performance. Synchronoss believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends, and in comparing its financial results with other companies in Synchronoss’ industry, many of which present similar non-GAAP financial measures to investors. As noted, the non-GAAP financial results discussed above add back the deferred revenue write-down associated with acquisitions, fair value stock-based compensation expense, acquisition-related costs, changes in the contingent consideration obligation, deferred compensation expense related to earn outs and amortization of intangibles associated with acquisitions.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures as detailed above. As previously mentioned, a reconciliation of GAAP to non-GAAP results has been provided in the financial statement tables included in this press release.

About Synchronoss Technologies, Inc.

Synchronoss Technologies, Inc. (NASDAQ:SNCR), is the mobile innovation leader that provides cloud solutions and software-based activation for connected devices across the globe. The company’s proven and scalable technology solutions allow customers to connect, synchronize and activate connected devices and services that empower enterprises and consumers to live in a connected world. For more information visit us at: www.synchronoss.com.

Forward-looking Statements

This document may include certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts and statements identified by words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," “outlook” or words of similar meanings. These statements are based on our current beliefs or expectations and are inherently subject to various risks and uncertainties, including those set forth under the caption "Risk Factors" in Synchronoss’ Annual Report on Form 10-K for the year ended December 31, 2013 and other documents filed with the U.S. Securities and Exchange Commission. Actual results may differ materially from these expectations due to changes in global political, economic, business, competitive, market and regulatory factors. Synchronoss does not undertake any obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise.

Synchronoss, Synchronoss Personal Cloud, Synchronoss Integrated Life, Synchronoss Workspace and the Synchronoss logo are trademarks of Synchronoss Technologies, Inc. All other trademarks are property of their respective owners.

SOURCE: Synchronoss Technologies, Inc.

Synchronoss Technologies, Inc.

Investor:

Brian Denyeau, 646-277-1251

investor@synchronoss.com

or

Media:

Stacie Hiras, 908-674-0758

stacie.hiras@synchronoss.com

SYNCHRONOSS TECHNOLOGIES, INC.

BALANCE SHEETS

(in thousands, except per share data)

(Unaudited)

	September 30, 2014	December 31, 2013
ASSETS
Current assets:
Cash and cash equivalents	$265,623	$63,512
Marketable securities	37,626	9,105
Accounts receivable, net of allowance for doubtful accounts of $194 and $237 at September 30, 2014 and December 31, 2013, respectively	109,190	64,933
Prepaid expenses and other assets	24,659	19,451
Deferred tax assets	3,691	4,626
Total current assets	440,789	161,627
Marketable securities	1,800	4,988
Property and equipment, net	130,623	106,106
Goodwill	151,055	137,743
Intangible assets, net	107,350	101,963
Deferred tax assets	5,596	4,210
Other assets	19,830	10,382
Total assets	$857,043	$527,019

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$50,549	$9,528
Accrued expenses	39,448	37,919
Deferred revenues	12,159	15,372
Contingent consideration obligation	7,370	22
Total current liabilities	109,526	62,841
Lease financing obligation - long term	9,226	9,252
Contingent consideration obligation - long-term	—	4,468
Convertible debt	230,000	—
Other liabilities	3,579	2,819
Stockholders’ equity:
Preferred stock, $0.0001 par value; 10,000 shares authorized, 0 shares issued and outstanding at September 30, 2014 and December 31, 2013	—	—
Common stock, $0.0001 par value; 100,000 shares authorized, 46,076 and 44,456 shares issued; 42,343 and 40,663 outstanding at September 30, 2014 and December 31, 2013, respectively	4	4
Treasury stock, at cost (3,733 and 3,793 shares at September 30, 2014 and December 31, 2013, respectively)	(66,336)	(67,104)
Additional paid-in capital	436,503	393,644
Accumulated other comprehensive loss	(12,552)	(723)
Retained earnings	147,093	121,818
Total stockholders’ equity	504,712	447,639
Total liabilities and stockholders’ equity	$857,043	$527,019

SYNCHRONOSS TECHNOLOGIES, INC.

STATEMENT OF INCOME

(in thousands, except per share data)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013

Net revenues	$125,175	$89,716	$327,103	$251,840
Costs and expenses:
Cost of services (1)(2)(3)*	50,496	38,133	131,766	105,791
Research and development (1)(2)(3)	21,056	16,554	53,902	49,630
Selling, general and administrative (1)(2)(3)	21,382	15,562	55,656	45,157
Net change in contingent consideration obligation	355	500	1,680	2,676
Restructuring charges	—	—	—	5,172
Depreciation and amortization	16,268	10,213	42,292	28,792
Total costs and expenses	109,557	80,962	285,296	237,218
Income from operations	15,618	8,754	41,807	14,622
Interest income	326	149	440	432
Interest expense	(1,132)	(235)	(1,831)	(714)
Other income (expense) (4)	3	(369)	1,052	(326)
Income before income tax expense	14,815	8,299	41,468	14,014
Income tax expense	(5,488)	(4,709)	(16,193)	(6,536)
Net income	$9,327	$3,590	$25,275	$7,478

Net income attributable to Synchronoss	9,327	3,590	25,275	7,478
Add: After-tax interest on convertible debt	247	—	247	—
Net income for diluted EPS calculation	$9,574	$3,590	$25,522	$7,478

Net income per common share:
Basic	$0.23	$0.09	$0.63	$0.19
Diluted	$0.22	$0.09	$0.61	$0.19

Weighted-average common shares outstanding:
Basic	40,833	38,960	40,173	38,589
Diluted	44,265	40,056	41,795	39,662

* Cost of services excludes depreciation and amortization which is shown separately.

(1) Amounts include fair value stock-based compensation as follows:
Cost of services	$1,575	$1,470	$4,286	$3,874
Research and development	1,657	1,538	4,303	4,484
Selling, general and administrative	4,556	4,264	11,881	9,954
Total fair value stock-based compensation expense	$7,788	$7,272	$20,470	$18,312

(2) Amounts include acquisition costs as follows:
Cost of services	$—	$254	$31	$254
Research and development	—	353	77	353
Selling, general and administrative	1,932	(269)	2,285	668
Total acquisition costs	$1,932	$338	$2,393	$1,275

(3) Amounts include fair value earn-out cash and stock compensation as follows:
Cost of services	$—	$—	$16	$247
Research and development	—	—	—	105
Selling, general and administrative	400	—	1,232	190
Total fair value earn-out cash and stock compensation expense	$400	$—	$1,248	$542

(4) Amounts include Fx change of the contingent consideration obligation as follows:
Other (expense) income	$41	$107	$41	$122

SYNCHRONOSS TECHNOLOGIES, INC.

Reconciliation of GAAP to Non-GAAP Financial Measures

(in thousands, except per share data)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013

Non-GAAP financial measures and reconciliation:

GAAP Revenue	$125,175	$89,716	$327,103	$251,840
Add: Deferred revenue write-down	315	558	648	3,104
Non-GAAP Revenue	$125,490	$90,274	$327,751	$254,944

GAAP Revenue	$125,175	$89,716	$327,103	$251,840
Less: Cost of services	50,496	38,133	131,766	105,791
GAAP Gross Margin	74,679	51,583	195,337	146,049
Add: Deferred revenue write-down	315	558	648	3,104
Add: Fair value stock-based compensation	1,575	1,470	4,286	3,874
Add: Acquisition and restructuring costs	—	254	31	254
Add: Deferred compensation expense - earn-out	—	—	16	247
Non-GAAP Gross Margin	$76,569	$53,865	$200,318	$153,528
Non-GAAP Gross Margin %	61%	60%	61%	60%

GAAP income from operations	$15,618	$8,754	$41,807	$14,622
Add: Deferred revenue write-down	315	558	648	3,104
Add: Fair value stock-based compensation	7,788	7,272	20,470	18,312
Add: Acquisition and restructuring costs	1,932	338	2,393	6,447
Add: Net change in contingent consideration obligation	355	500	1,680	2,676
Add: Deferred compensation expense - earn-out	400	—	1,248	542
Add: Amortization expense	5,353	3,534	13,650	10,681
Non-GAAP income from operations	$31,761	$20,956	$81,896	$56,384

GAAP net income attributable to common stockholders	$9,327	$3,590	$25,275	$7,478
Add: Deferred revenue write-down, net of tax	208	519	432	2,120
Add: Fair value stock-based compensation, net of tax	5,047	5,561	13,662	12,504
Add: Acquisition and restructuring costs, net of taxes	1,284	564	1,597	4,406
Add: Net change in contingent consideration obligation, net of Fx change	395	393	1,721	2,554
Add: Deferred compensation expense - earn-out, net of tax	257	29	833	370
Add: Amortization expense, net of tax	3,476	2,801	9,110	7,296
Non-GAAP net income	$19,994	$13,457	$52,630	$36,728

Net income attributable to Synchronoss	19,994	13,457	52,630	36,728
Add: After-tax interest on convertible debt	253	—	253	—
Net income for diluted EPS calculation	$20,247	$13,457	$52,883	$36,728

Diluted non-GAAP net income per share	$0.46	$0.34	$1.27	$0.93
Weighted shares outstanding - Diluted	44,265	40,056	41,795	39,662

SYNCHRONOSS TECHNOLOGIES, INC.

STATEMENT OF CASH FLOWS

(in thousands)

(Unaudited)

	Nine Months Ended September 30,
	2014	2013
Operating activities:
Net income	$25,275	$7,478
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	42,292	28,792
Amortization of debt issuance costs	242
Amortization of bond premium	263	225
Deferred income taxes	(2,407)	3,401
Non-cash interest on leased facility	709	691
Stock-based compensation	20,470	18,313
Changes in operating assets and liabilities:
Accounts receivable, net of allowance for doubtful accounts	(40,795)	(13,714)
Prepaid expenses and other current assets	(4,434)	1,656
Other assets	(2,804)	(6,724)
Accounts payable	8,331	2,680
Accrued expenses	(1,570)	(11,952)
Contingent consideration obligation	2,881	1,724
Excess tax benefit from the exercise of stock options	(754)	(983)
Other liabilities	1,228	1,063
Deferred revenues	(3,925)	760
Net cash provided by operating activities	45,002	33,410

Investing activities:
Purchases of fixed assets	(24,796)	(55,216)
Purchases of marketable securities available-for-sale	(27,657)	(6,703)
Maturities of marketable securities available-for-sale	1,990	13,635
Business acquired, net of cash	(38,085)	—
Net cash used in investing activities	(88,548)	(48,284)

Financing activities:
Proceeds from the exercise of stock options	20,727	17,495
Payments on contingent consideration obligation	—	(1,090)
Debt issuance costs related to convertible notes	(6,561)
Proceeds from issuance of convertible notes	230,000
Borrowings on revolving line of credit	40,000
Repayment of revolving line of credit	(40,000)
Excess tax benefit from the exercise of stock options	754	983
Proceeds from the sale of treasury stock in connection with an employee stock purchase plan	1,677	1,474
Repayments of capital obligations	(1,129)	(1,236)
Net cash provided by financing activities	245,468	17,626
Effect of exchange rate changes on cash	189	(1,693)
Net increase in cash and cash equivalents	202,111	1,059
Cash and cash equivalents at beginning of period	63,512	36,028
Cash and cash equivalents at end of period	$265,623	$37,087

SYNCHRONOSS TECHNOLOGIES, INC.

Reconciliation of GAAP to Non-GAAP Cash Provided by Operating Activities

(in thousands)

(Unaudited)

	Nine Months Ended September 30,
	2014	2013

Non-GAAP cash provided by operating activities and reconciliation:

Net cash provided by operating activities (GAAP)	$45,002	$33,410
Add: Tax benefits from stock options exercised	754	983
Add: Cash payments on settlement of Earn-out	—	1,463
Adjusted cash flow provided by operating activities (Non-GAAP)	$45,756	$35,856